EXHIBIT 10.3

GUARANTY

GUARANTY AGREEMENT (this “Guaranty”), dated as of August 17, 2010, by and among the Persons listed on the signature pages hereof under the caption “Guarantors,” any additional Persons that may become Guarantors hereunder pursuant to a duly executed joinder agreement in the form attached as Exhibit A hereto (each an “Additional Guarantor,” collectively, the “Additional Guarantors” and together with the Guarantors as of the date hereof, the “Guarantors” and each, a “Guarantor”) and Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the Secured Parties (as defined in the Credit Agreement referred to below).

Reference is made to that certain Credit Agreement, dated as of August 17, 2010 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Gentiva Health Services, Inc. a Delaware corporation (the “Borrower”), each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”) and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer. Capitalized terms used and not defined herein (including, without limitation, the term “Obligations,” as used in Section 1 and elsewhere herein) are used with the meanings assigned to such terms in the Credit Agreement.

The Lenders have agreed to make Loans to the Borrower, and the L/C Issuer has agreed to issue Letters of Credit for the account of the Borrower or its Subsidiaries, in each case pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. Each Guarantor is a Subsidiary of the Borrower and acknowledges that it has derived and will derive substantial benefit from the making of the Loans by the Lenders to the Borrower and the issuance of the Letters of Credit by the L/C Issuer for the account of the Borrower or its Subsidiaries. As consideration therefor and in order to induce the Lenders to make Loans and the L/C Issuer to issue Letters of Credit, each Guarantor is willing to execute this Guaranty.

Accordingly, the parties hereto agree as follows:

SECTION 1. Guaranty. Each Guarantor hereby absolutely and unconditionally, jointly and severally, guarantees, as a guaranty of payment and performance and not merely as a guaranty of collection, prompt payment when due, whether at stated maturity, by required prepayment, upon acceleration, demand or otherwise, and at all times thereafter, of any and all of the Obligations, whether for principal, interest, premiums, fees, indemnities, damages, costs, expenses or otherwise, of the Borrower to the Secured Parties, and whether arising hereunder or under any other Loan Document, any Secured Cash Management Agreement or any Secured Hedge Agreement (including all renewals, extensions, amendments and other modifications thereof and all reasonable and documented costs, attorneys’ fees and expenses of one outside counsel, one local counsel in each relevant jurisdiction and one regulatory counsel incurred by the Secured Parties in connection with the collection or enforcement thereof). The Administrative Agent’s books and records showing the amount of the Obligations shall be admissible in evidence in any action or proceeding, and shall be binding upon each Guarantor, and conclusive (absent manifest error) for the purpose of establishing the amount of the Obligations. This Guaranty shall not be affected by the genuineness, validity, regularity or enforceability of the Obligations or any instrument or agreement evidencing any Obligations, or by the existence, validity, enforceability, perfection, non-perfection or extent of any collateral therefor, or by any fact or circumstance relating to the Obligations which might otherwise constitute a defense to the obligations of the Guarantors under this Guaranty, and each Guarantor hereby irrevocably waives any defenses (other than the defense of payment and the benefit of any statute of limitations) it may now have or hereafter acquire in any way relating to any or all of the foregoing. It is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of the Guarantors hereunder which shall remain absolute and unconditional under any and all circumstances as described above:

(a) at any time or from time to time, without notice to the Guarantors, the time for any performance of or compliance with any of the Obligations shall be extended, or such performance or compliance shall be waived;

(b) any of the acts mentioned in any of the provisions of the Loan Documents, if any, or any other agreement or instrument referred to herein or therein shall be done or omitted;

(c) the maturity of any of the Obligations shall be accelerated, or any of the Obligations shall be amended in any respect, or any right under the Loan Documents or any other agreement or instrument referred to herein or therein shall be amended or waived in any respect or any other guarantee of any of the Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with;

(d) any Lien or security interest granted to, or in favor of, the L/C Issuer or any Lender or the Administrative Agent as security for any of the Obligations shall fail to be perfected; or

(e) the release of any other Guarantor.

This Guaranty shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to any right of offset with respect to the Obligations at any time or from time to time held by Secured Parties, and the obligations and liabilities of the Guarantors hereunder shall not be conditioned or contingent upon the pursuit by the Secured Parties or any other person at any time of any right or remedy against the Borrower or against any other person which may be or become liable in respect of all or any part of the Obligations or against any collateral security or guarantee therefor or right of offset with respect thereto. This Guaranty shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Guarantors and the successors and permitted assigns thereof, and shall inure to the benefit of the Secured Parties, and their respective successors and permitted assigns, notwithstanding that from time to time during the term of this Guaranty there may be no Obligations (other than unmatured contingent indemnification obligations) outstanding.

SECTION 2. Remedies. The Guarantors, jointly and severally, agree that, as between the Guarantors and the Lenders, the Obligations, if any, may be declared to be forthwith due and payable (and shall be deemed to have become automatically due and payable in the circumstances provided in Section 8.01 of the Credit Agreement) for purposes of Section 1, not-withstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against the Borrower and that, in the event of such declaration (or such obligations being deemed to have become automatically due and payable), such obligations (whether or not due and payable by the Borrower) shall forthwith become due and payable by the Guarantors for purposes of Section 1.

SECTION 3. Instrument for the Payment of Money. Each Guarantor hereby acknowledges that this Guaranty constitutes an instrument for the payment of money, and consents and agrees that any Lender or the Administrative Agent, at its sole option, in the event of a dispute by such Guarantor in the payment of any moneys due hereunder, shall have the right to bring a motion-action under New York CPLR Section 3213.

SECTION 4. Rights of Lenders. Each Guarantor consents and agrees that the Secured Parties may, at any time and from time to time, without notice or demand, and without affecting the enforceability or continuing effectiveness hereof: (a) amend, extend, renew, compromise, discharge, accelerate or otherwise change the time for payment or the terms of the Obligations or any part thereof; (b) take, hold, exchange, enforce, waive, release, fail to perfect, sell, or otherwise dispose of any security for the payment of this Guaranty or any Obligations; (c) apply such security and direct the order or manner of sale thereof as the Administrative Agent, the L/C Issuer and the Lenders in their sole discretion may determine; and (d) release or substitute one or more of any endorsers or other guarantors of any of the Obligations. Without limiting the generality of the foregoing, each Guarantor consents to the taking of, or failure to take, any action which might in any manner or to any extent vary the risks of the Guarantors under this Guaranty or which, but for this provision, might operate as a discharge of the Guarantors.

SECTION 5. Waiver. To the fullest extent permitted by applicable law, each Guarantor expressly waives all setoffs and counterclaims and all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Obligations, and all notices of acceptance of this Guaranty or of the existence, creation or incurrence of new or additional Obligations. Each Guarantor waives any and all notice of the creation, renewal, extension, waiver, termination or accrual of any of the Obligations and notice of or proof of reliance by any Secured Party upon this Guaranty or acceptance of this Guaranty, and the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Guaranty, and all dealings between the Borrower and the Secured Parties shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guaranty. To the fullest extent permitted by applicable law, the Guaranty of each Guarantor hereunder shall not be affected by (a) the failure of any Loan Party to assert any claim or demand or to enforce or exercise any right or remedy against the Borrower or any Guarantor under the provisions of the Credit Agreement, any other Loan Document or otherwise; (b) any extension, renewal or increase of or in any of the Obligations; (c) any rescission, waiver, amendment or modification of, or any release from, any of the terms or provisions of this Guaranty, the Credit Agreement, any other Loan Document, any guarantee or any other agreement or instrument, including with respect to any Guarantor under the Loan Documents; (d) the release of (or the failure to perfect a security interest in) any of the security held by or on behalf of the Administrative Agent or any other Secured Party; or (e) the failure or delay of any Secured Party to exercise any right or remedy against the Borrower or any Guarantor of the Obligations. Each

Guarantor waives (a) any defense arising by reason of any disability or other defense of the Borrower or any other guarantor, or the cessation from any cause whatsoever (including any act or omission of any Secured Party) of the liability of the Borrower; (b) any defense based on any claim that such Guarantor’s obligations exceed or are more burdensome than those of the Borrower; (c) any right to proceed against the Borrower, proceed against or exhaust any security for the Obligations, or pursue any other remedy in the power of any Secured Party whatsoever; (d) any benefit of and any right to participate in any security now or hereafter held by any Secured Party; and (e) to the fullest extent permitted by law, any and all other defenses or benefits that may be derived from or afforded by applicable law limiting the liability of or exonerating guarantors or sureties.

SECTION 6. Security. Each Guarantor authorizes the Administrative Agent to (a) take and hold security for the payment of this Guaranty and the Obligations and exchange, enforce, waive and release any such security pursuant to the terms of any other Loan Documents; (b) apply such security and direct the order or manner of sale thereof as it in its sole discretion may determine subject to the terms of any other Loan Documents; and (c) release or substitute any one or more endorsees, other Guarantors or other obligors pursuant to the terms of any other Loan Documents. In no event shall this Section 6 require any Guarantor to grant security, except as required by the terms of the Loan Documents.

SECTION 7. Guaranty of Payment. Each Guarantor further agrees that its guarantee constitutes a guarantee of payment when due and not of collection, and, to the fullest extent permitted by applicable law, waives any right to require that any resort be had by the Administrative Agent or any other Secured Party to any of the security held for payment of the Obligations or to any balance of any deposit account or credit on the books of the Administrative Agent or any other Secured Party in favor of the Borrower or any other person. This Guaranty is a continuing guarantee of payment, and shall apply to all Obligations whenever arising.

SECTION 8. No Discharge or Diminishment of Guaranty. To the fullest extent permitted by applicable law and except as otherwise expressly provided in this Guaranty, the Obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than (a) the payment in full in cash of the principal of and interest accrued on the Obligations (other than the aggregate Outstanding Amount of all L/C Obligations), (b) the payment in full in cash of all fees, expenses and other amounts due and payable which constituted Obligations (other than the aggregate Outstanding Amount of all L/C Obligations), (c) the Commitments having expired or irrevocably been terminated and (d) the aggregate Outstanding Amount of all L/C Obligations having been Cash Collateralized (clauses (a) through (d) collectively, “Full Satisfaction of the Obligations”)), including any claim of waiver, release, surrender, alteration or compromise of any of the Obligations (other than contingent liabilities that are not yet due and payable), and shall not be subject to any defense (other than a defense of payment and the benefit of any statute of limitations) or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall, to the fullest extent permitted by applicable law, not be discharged or impaired or otherwise affected by the failure of the Administrative Agent or any other Secured Party to assert any claim or demand or to enforce any remedy under the Credit Agreement, any other Loan Document, any guarantee or any other agreement or instrument, by any amendment, waiver or modification of any provision of the Credit Agreement or any other Loan Document or other agreement or instrument, by any default, failure or delay, willful or otherwise, in the performance of the Obligations, or by any other act, omission or delay to do any other act that may or might in any manner or to any extent vary the risk of any Guarantor or that would otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the Full Satisfaction of the Obligations) or which would impair or eliminate any right of any Guarantor to subrogation.

SECTION 9. Defenses Waived. To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of the unenforceability of the Obligations or any part thereof from any cause or the cessation from any cause of the liability (other than Full Satisfaction of the Obligations) of the Borrower or any other person. Subject to the terms of the other Loan Documents, the Administrative Agent and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with the Borrower or any other Guarantor or exercise any other right or remedy available to them against the Borrower or any other Guarantor, without affecting or impairing in any way the liability of each Guarantor hereunder except to the extent of the Full Satisfaction of the Obligations. Pursuant to and to the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of each Guarantor against the Borrower or any other Guarantor or any security.

SECTION 10. Agreement to Pay; Subrogation; Subordination. In furtherance of the foregoing and not in limitation of any other right that the Administrative Agent or any other Secured Party has at law or in equity against each Guarantor by virtue hereof, upon the failure of the Borrower or any other Loan Party to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Administrative Agent or such other Secured Party as designated thereby in cash an amount equal to the unpaid principal amount of such Obligations then due, together with accrued and unpaid interest and fees on such Obligations. The Guarantors shall not exercise any right of subrogation, contribution, indemnity, reimbursement or similar rights with respect to any payments it makes under this Guaranty until the Full Satisfaction of the Obligations. If any amounts are paid to the Guarantors in violation of the foregoing limitation, then such amounts shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Secured Parties to reduce the amount of the Obligations, whether matured or unmatured. In addition, each Guarantor hereby subordinates the payment of all obligations and indebtedness of the Borrower owing to such Guarantor, whether now existing or hereafter arising, including but not limited to any obligation of the Borrower to any Guarantor as subrogee of the Secured Parties or resulting from such Guarantor’s performance under this Guaranty, to the Full Satisfaction of the Obligations. If the Secured Parties so request, any such obligation or indebtedness of the Borrower to the Guarantors shall be enforced and performance received by the Guarantors as trustee for the Secured Parties and the proceeds thereof shall be paid over to the Secured Parties on account of the Obligations, but without reducing or affecting in any manner the liability of the Guarantors under this Guaranty.

SECTION 11. Obligations Independent. The obligations of each Guarantor hereunder are those of primary obligor, and not merely as surety, and are independent of the Obligations and the obligations of any other guarantor, and a separate action may be brought against each Guarantor to enforce this Guaranty whether or not the Borrower or any other person or entity is joined as a party.

SECTION 12. Stay of Acceleration. If acceleration of the time for payment of any of the Obligations is stayed, in connection with any case commenced by or against the Borrower under any Debtor Relief Laws, or otherwise, all such amounts shall nonetheless be payable by the Guarantors immediately upon demand by the Secured Parties.

SECTION 13. Condition of Borrower. Each Guarantor hereby acknowledges and agrees that it has the sole responsibility for, and has adequate means of, obtaining from the Borrower and any other guarantor such information concerning the financial condition, business and operations of the Borrower and any such other guarantors as such Guarantor requires, and that none of the Secured Parties has any duty, and each Guarantor is not relying on the Secured Parties at any time, to disclose to such Guarantor any information relating to the business, operations or financial condition of the Borrower or any other guarantor (each Guarantor waiving any duty on the part of the Secured Parties to disclose such information and any defense relating to the failure to provide the same).

SECTION 14. General Limitation on Guaranty Obligations; Right of Contribution. In any action or proceeding involving any state corporate law, or any state, Federal or foreign bankruptcy, insolvency, reorganization, fraudulent transfer, fraudulent conveyance or other law affecting the rights of creditors generally, if the obligations of any Guarantor under this Guaranty would otherwise be held or determined to be void, voidable, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under this Guaranty, then, notwithstanding any other provision herein or in any other Loan Document to the contrary, the amount of such liability shall, without any further action by any Guarantor, any creditor or any other Person, be automatically limited and reduced to the highest amount that is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding. Each Guarantor hereby agrees to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder (including by way of set off rights being exercised against it), such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder who has not paid its proportionate share of such payment. Each Guarantor’s right of contribution shall be subject to the terms and conditions of Section 10 hereof. Other than with respect to instances where the obligations of any Guarantor under this Guaranty would be held or determined to be void, voidable, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under this Guaranty, due to any action or proceeding involving any state corporate law, or any state, Federal or foreign bankruptcy, insolvency, reorganization, fraudulent transfer, fraudulent conveyance or other law affecting the rights of creditors generally, the provision of this Section 14 shall in no respect limit the obligations and liabilities of any Guarantor to the Administrative Agent and the other Secured Parties, and each Guarantor shall remain liable to the Administrative Agent and the other Secured Parties for the full amount guaranteed by such Guarantor hereunder.

SECTION 15. Covenant; Representations and Warranties. Each Guarantor agrees and covenants to, and to cause each of its Subsidiaries to take, or refrain from taking, each action that is necessary to be taken or not taken, so that no breach of the agreements and covenants contained in the Credit Agreement pertaining to actions to be taken, or not taken, by such Guarantor or any of its Subsidiaries will result. Each Guarantor represents and warrants as to itself that all representations and warranties relating to it and its Subsidiaries contained in the Credit Agreement are true and correct in all material respects (except to the extent that such representations and warranties specifically refer to an earlier date, in which case such representations and warranties are true and correct as of such earlier date), provided that each reference in any such representation and warranty to the knowledge of the Borrower shall, for the purposes of this Section 15, be deemed to be a reference to such Guarantor’s knowledge.

SECTION 16. Termination; Reinstatement. This Guaranty is a continuing and irrevocable guaranty of all Obligations now or hereafter existing and shall remain in full force and effect until the Full Satisfaction of the Obligations. Notwithstanding the foregoing, this Guaranty shall continue in full force and effect or be revived, as the case may be, if any payment by or on behalf of the Borrower is made (including pursuant to another guaranty), or any of the Secured Parties exercises its right of setoff, in respect of the Obligations and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by any of the Secured Parties in their discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Laws or otherwise, all as if such payment had not been made or such setoff had not occurred and whether or not the Secured Parties are in possession of or have released this Guaranty and regardless of any prior revocation, rescission, termination or reduction. The obligations of each Guarantor under this Section 16 shall survive termination of this Guaranty.

SECTION 17. Binding Effect; Several Agreement; Assignments. Whenever in this Guaranty any of the parties hereto is referred to, such reference shall be deemed to include the successors and permitted assigns of such party; and all covenants, promises and agreements by or on behalf of each Guarantor that are contained in this Guaranty shall bind and inure to the benefit of each party hereto and their respective successors and permitted assigns. This Guaranty shall become effective as to each Guarantor when a counterpart hereof executed on behalf of each Guarantor shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon each Guarantor and the Administrative Agent and their respective successors and permitted assigns, and shall inure to the benefit of each Guarantor, the Administrative Agent and the other Secured Parties, and their respective successors and permitted assigns, except that neither the Borrower, nor the other Loan Parties shall have the right to assign its rights or obligations hereunder or any interest herein (and any such attempted assignment shall be void) without the prior written consent of the Required Lenders. The Administrative Agent is hereby expressly authorized to, and agrees upon request of the Borrower it will, release any Guarantor from its obligations hereunder (including its Guaranty) in accordance with Section 9.10 of the Credit Agreement.

SECTION 18. Waivers; Amendment.

(a) No failure or delay of the Administrative Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent hereunder and of the other Secured Parties under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Guaranty or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Guarantor in any case shall entitle such Guarantor to any other or further notice or demand in similar or other circumstances.

(b) Neither this Guaranty nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Guarantors and the Administrative Agent (with the consent of the Lenders or the Required Lenders if required under the Credit Agreement).

SECTION 19. GOVERNING LAW. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 20. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 10.02 of the Credit Agreement. All communications and notices hereunder to each Guarantor shall be given to it in care of the Borrower at the address set forth in Schedule 10.02 to the Credit Agreement.

SECTION 21. Survival of Agreement; Severability.

(a) All covenants, agreements, representations and warranties made by the Guarantors herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Guaranty or any other Loan Document shall be considered to have been relied upon by the Administrative Agent and the other Secured Parties and shall survive the making by the Lenders of the Loans and the issuance of the Letters of Credit by the L/C Issuer regardless of any investigation made by the Secured Parties or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any other fee or amount payable under this Guaranty or any other Loan Document is outstanding and unpaid or the Commitments have not been terminated.

(b) In the event any one or more of the provisions contained in this Guaranty or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 22. Counterparts. This Guaranty may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 17. Delivery of an executed signature page to this Guaranty by facsimile or other electronic transmission shall be as effective as delivery of a manually executed counterpart of this Guaranty.

SECTION 23. Rules of Interpretation. The rules of interpretation specified in Section 1.02 of the Credit Agreement shall be applicable to this Guaranty.

SECTION 24. Jurisdiction; Consent to Service of Process.

(a) Each party hereto irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the courts of the state of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guaranty or any other Loan Document (other than as provided in any mortgage with respect to itself), or for recognition or enforcement of any judgment, and each of the Parties hereto irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(b) Each party hereto irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Guaranty or any other Loan Document in any court referred to in paragraph (a) of this section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c) Each party hereto irrevocably consents to service of process in the manner provided for notice in Section 20. Nothing in this Guaranty will affect the right of any party hereto to serve process in any other manner permitted by applicable law.

SECTION 25. Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING

WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTY AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 25.

SECTION 26. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Secured Party is hereby authorized at any time and from time to time, after obtaining the prior written consent of the Administrative Agent, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by such Secured Party to or for the credit or the account of each Guarantor against any or all the obligations of such Guarantor now or hereafter existing under this Guaranty and the other Loan Documents held by such Secured Party, irrespective of whether or not the Administrative Agent or any Secured Party shall have made any demand under this Guaranty or any other Loan Document and although such obligations may be unmatured. The rights of each Secured Party under this Section 26 are in addition to other rights and remedies (including other rights of setoff) which such Secured Party may have.

SECTION 27. Taxes. The Guarantors, jointly and severally, shall gross up for and shall indemnify the Secured Parties against Indemnified Taxes and Other Taxes to the extent set forth in Sections 3.01 and 3.07 of the Credit Agreement.

SECTION 28. Judgment Currency.

(a) Each Guarantor’s obligation hereunder and under the other Loan Documents to make payments in Dollars (pursuant to such obligation, the “Obligation Currency”) shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than the Obligation Currency, except to the extent that such tender or recovery results in the effective receipt by the Administrative Agent or the respective Lender of the full amount of the Obligation Currency expressed to be payable to the Administrative Agent or such Lender under this Guaranty or the other Loan Documents. If, for the purpose of obtaining or enforcing judgment against a Guarantor in any court or in any jurisdiction, it becomes necessary to convert into or from any currency other than the Obligation Currency (such other currency being hereinafter referred to as the “Judgment Currency”) an amount due in the Obligation Currency, the conversion shall be made at the rate of exchange (as quoted by the Administrative Agent or if the Administrative Agent does not quote a rate of exchange on such currency, by a known dealer in such currency designated by the Administrative Agent) determined, in each case, as of the Business Day immediately preceding the day on which the judgment is given (such Business Day being hereinafter referred to as the “Judgment Currency Conversion Date”).

(b) If there is a change in the rate of exchange prevailing between the Judgment Currency Conversion Date and the date of actual payment of the amount due, each Guarantor covenants and agrees to pay, or cause to be paid, such additional amounts, if any (but in any event not a lesser amount) as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of the Obligation Currency which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial award at the rate of exchange prevailing on the Judgment Currency Conversion Date.

(c) For purposes of determining the rate of exchange for this Section, such amounts shall include any premium and costs payable in connection with the purchase of the Obligation Currency.

SECTION 29. Additional Guarantor Waivers and Agreements

(a) Each Guarantor understands and acknowledges that if the Secured Parties foreclose judicially or nonjudicially against any real property security for the Obligations, that foreclosure could impair or destroy any ability that such Guarantor may have to seek reimbursement, contribution, or indemnification from the Borrower or others based on any right such Guarantor may have of subrogation, reimbursement, contribution, or indemnification for any amounts paid by such Guarantor under this Guaranty. By executing this Guaranty, each Guarantor freely, irrevocably, and unconditionally: (i) waives and relinquishes that defense and agrees that such Guarantor will be fully liable under this Guaranty even though the Secured Parties may foreclose, either by judicial foreclosure or by exercise of power of sale, any deed of trust securing the Obligations; (ii) agrees that such Guarantor will not assert that defense in any action or proceeding which the Secured Parties may commence to enforce this Guaranty; (iii) acknowledges and agrees that the Secured Parties are relying on this waiver in creating the Obligations, and that this waiver is a material part of the consideration which the Secured Parties are receiving for creating the Obligations.

(b) Each Guarantor waives all rights and defenses (other than the defense of payment and the benefit of any statute of limitations) that such Guarantor may have because any of the Obligations is secured by real property. This means, among other things: (i) the Secured Parties may collect from such Guarantor without first foreclosing on any real or personal property collateral pledged by the other Loan Parties; and (ii) if the Secured Parties foreclose on any real property collateral pledged by the other Loan Parties: (A) the amount of the Obligations may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, and (B) the Secured Parties may collect from such Guarantor even if the Secured Parties, by foreclosing on the real property collateral, have destroyed any right such Guarantor may have to collect from the Borrower. This is an unconditional and irrevocable waiver of any rights and defenses (other than the defense of payment and the benefit of any statute of limitations) such Guarantor may have because any of the Obligations is secured by real property.

IN WITNESS WHEREOF, the parties hereto have duly executed this Guaranty as of the day and year first above written.

Guarantors

GENTIVA CERTIFIED HEALTHCARE CORP.
GENTIVA HEALTH SERVICES (CERTIFIED), INC.
GENTIVA HEALTH SERVICES HOLDING CORP.
GENTIVA HEALTH SERVICES (USA) INC.
GENTIVA REHAB WITHOUT WALLS, LLC
GENTIVA SERVICES OF NEW YORK, INC.
NEW YORK HEALTHCARE SERVICES, INC.
OHS SERVICE CORP.
QC-MEDI NEW YORK, INC.
QUALITY CARE-USA, INC.
QUALITY MANAGED CARE, INC.
THE HEALTHFIELD GROUP, INC.
HEALTHFIELD OPERATING GROUP, INC.
HEALTHFIELD, INC.
CHATTAHOOCHEE VALLEY HOME CARE SERVICES, INC.
CHATTAHOOCHEE VALLEY HOME HEALTH, INC.
CHMG ACQUISITION CORP.
CAPITAL HEALTH MANAGEMENT GROUP, INC.
ACCESS HOME HEALTH OF FLORIDA, INC.
CAPITAL CARERESOURCES, INC.
CAPITAL CARERESOURCES OF SOUTH CAROLINA, INC.
CHMG OF ATLANTA, INC.
CHMG OF GRIFFIN, INC.
EASTERN CAROLINA HOME HEALTH AGENCY, INC.
HOME HEALTH CARE OF CARTERET COUNTY, INC.
TAR HEEL HEALTH CARE SERVICES, INC.
TAR HEEL STAFFING, INC.
HEALTHFIELD HOME HEALTH, INC.
HEALTHFIELD HOSPICE SERVICES, INC.
HEALTHFIELD OF SOUTHWEST GEORGIA, INC.
HEALTHFIELD OF STATESBORO, INC.
HEALTHFIELD OF TENNESSEE, INC.
PHHC ACQUISITION CORP.
HOME HEALTH CARE AFFILIATES OF MISSISSIPPI, INC.
GILBERT’S HOME HEALTH AGENCY, INC.
MID-SOUTH HOME CARE SERVICES, INC.

[Guaranty Agreement]

MID-SOUTH HOME HEALTH AGENCY, INC.
MID-SOUTH HOME HEALTH OF GADSDEN, INC.
TOTAL CARE HOME HEALTH OF LOUISBURG, INC.
TOTAL CARE HOME HEALTH OF NORTH CAROLINA, INC.
TOTAL CARE HOME HEALTH OF SOUTH CAROLINA, INC.
TOTAL CARE SERVICES, INC.
WIREGRASS HOSPICE CARE, INC.
HORIZON HEALTH NETWORK LLC
MID-SOUTH HOME HEALTH AGENCY, LLC
MID-SOUTH HOME CARE SERVICES, LLC
WIREGRASS HOSPICE LLC
WIREGRASS HOSPICE OF SOUTH CAROLINA, LLC
HOME HEALTH CARE AFFILIATES OF CENTRAL MISSISSIPPI, L.L.C.
GILBERT’S HOSPICE CARE OF MISSISSIPPI, LLC
VAN WINKLE HOME HEALTH CARE, INC.
GILBERT’S HOSPICE CARE, LLC
HOME HEALTH CARE AFFILIATES, INC., as Guarantors

By:	/s/ Tony Strange
Name: Tony Strange
Title: CEO and President

ODYSSEY HEALTHCARE, INC.
ODYSSEY HEALTHCARE HOLDING COMPANY
ODYSSEY HEALTHCARE OF COLLIER COUNTY, INC.
ODYSSEY HEALTHCARE OF MANATEE COUNTY, INC.
ODYSSEY HEALTHCARE OF NORTHWEST FLORIDA, INC.
ODYSSEY HEALTHCARE OF HILLSBOROUGH COUNTY, INC.
ODYSSEY HEALTHCARE OF MARION COUNTY, INC.
ODYSSEY HEALTHCARE OF PINELLAS COUNTY, INC.
VISTACARE, INC.
VISTA HOSPICE CARE, INC.
FHI HEALTH SYSTEMS, INC.
CARENATION, INC.

[Guaranty Agreement]

VISTACARE USA, INC.
FHI GP, INC.
FHI LP, INC., as Guarantors

By:	/s/ Tony Strange
Name: Tony Strange
Title: CEO and President

FAMILY HOSPICE, LTD.
FHI MANAGEMENT, LTD., as Guarantors

By: FHI GP, Inc., its general partner

By:	/s/ Tony Strange
Name: Tony Strange
Title: CEO and President

ODYSSEY HEALTHCARE OPERATING A, LP
ODYSSEY HEALTHCARE OPERATING B, LP
ODYSSEY HEALTHCARE MANAGEMENT, LP, as Guarantors

By: Odyssey Healthcare GP, LLC, its general partner

By:	/s/ Tony Strange
Name: Tony Strange
Title: CEO and President

ODYSSEY HEALTHCARE GP, LLC
ODYSSEY HEALTHCARE LP, LLC
ODYSSEY HEALTHCARE FORT WORTH, LLC
ODYSSEY HEALTHCARE DETROIT, LLC
ODYSSEY HEALTHCARE AUSTIN, LLC
ODYSSEY HEALTHCARE OF ST. LOUIS, LLC

[Guaranty Agreement]

ODYSSEY HEALTHCARE OF FLINT, LLC
VISTACARE OF BOSTON, LLC, as Guarantors

By:	/s/ Tony Strange
Name: Tony Strange
Title: CEO and President

BANK OF AMERICA, N.A., as Administrative Agent

	By:	/s/ Alysa Trakas
Name: Alysa Trakas
Title: Vice President

[Guaranty Agreement]

EXHIBIT A

to the Guaranty

[Form of]

JOINDER AGREEMENT

[Name of New Pledgor]

[Address of New Pledgor]

[Date]

Ladies and Gentlemen:

Reference is made (i) to that certain Credit Agreement dated as of August 17, 2010 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Gentiva Health Services, Inc., a Delaware corporation (the “Borrower”), each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”) and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, (ii) to that certain that certain Security Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”), dated as of August 17, 2010 among the Borrower, the Guarantors party thereto and the Administrative Agent and (iii) to that certain Guaranty (the “Guaranty”) dated as of August 17, 2010 among the Guarantors and the Administrative Agent. Capitalized terms used and not defined herein are used with the meanings assigned to such terms in the Credit Agreement or the Security Agreement, as applicable.

This Joinder Agreement supplements (i ) the Security Agreement and (ii) the Guaranty and is delivered by the undersigned, [                    ] (the “New Pledgor”), pursuant to Section 3.5 of the Security Agreement and Section 6.12(b) of the Credit Agreement. The New Pledgor hereby agrees to be bound as a Guarantor and as a Pledgor party to the Security Agreement by all of the terms, covenants and conditions set forth in the Security Agreement to the same extent that it would have been bound if it had been a signatory to the Security Agreement on the date of the Security Agreement. The New Pledgor also hereby agrees to be bound as a party by all of the terms, covenants and conditions applicable to it set forth in the Guaranty as to the same extent that it would have been bound if it had been a signatory to the Guaranty on the date of the Guaranty. Without limiting the generality of the foregoing, the New Pledgor hereby

Ex. A-1

(i) grants and pledges to the Administrative Agent, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations, a Lien on and security interest in, all of its right, title and interest in, to and under the Pledged Collateral and expressly assumes all obligations and liabilities of a Guarantor and Pledgor thereunder and (ii) absolutely, unconditionally, irrevocably, jointly and severally guarantees, as a guaranty of payment and performance, as a primary obligor and not as a surety, and not merely as a guaranty of collection, prompt payment when due, whether at stated maturity, by required prepayment, upon acceleration, demand or otherwise, and at all times thereafter, of any and all of the Obligations. The New Pledgor hereby agrees to each of the covenants applicable to the Pledgors contained in the Security Agreement and the Credit Agreement.

Annexed hereto are supplements to each of the schedules to the Security Agreement and the Credit Agreement, as applicable, with respect to the New Pledgor. Such supplements shall be deemed to be part of the Security Agreement or the Credit Agreement, as applicable.

This Joinder Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement.

All notices, requests and demands to or upon the New Pledgor, the Administrative Agent or any Lender shall be governed by the terms of Section 10.02 of the Credit Agreement.

THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Ex. A-2

IN WITNESS WHEREOF, the New Pledgor has caused this Joinder Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

[NEW PLEDGOR]

By:
Name:
Title:

AGREED TO AND ACCEPTED:

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:

[Schedules to be attached]

Ex. A-3